Exhibit 10.3

XPAC Acquisition Corp. (the “Company”)

55 West 46th Street, 30th Floor

New York, New York, 10036

XPAC Sponsor LLC (the “Sponsor”)

55 West 46th Street, 30th Floor

New York, New York, 10036

July 27, 2023

Re:	Waiver of Promissory Note

Dear Sirs:

Reference is made to certain Promissory Note, dated March 19, 2021, by and between the Sponsor and the Company (as may be amended, restated, supplemented or modified from time to time, the “Promissory Note”).

Pursuant to Section 13 of the Promissory Note, the Sponsor hereby irrevocably and unconditionally waives its right to receive any payment from the Company of the principal balance of, and any other amounts payable under, the Promissory Note.

Sections 10, 11, 13 and 14 of the Promissory Note are incorporated herein by reference mutatis mutandis; provided that, in each case, references to “this Note” in such paragraphs shall mean this letter.

Very truly yours,

XPAC Sponsor LLC

By:	/s/ Chu Chiu Kong
	Name:	Chu Chiu Kong
	Title:	Manager

AGREED TO AND ACCEPTED BY:

XPAC Acquisition Corp.

By:	/s/ Chu Chiu Kong
	Name:	Chu Chiu Kong
	Title:	Chairman and Chief Executive Officer